Exhibit 10.21

PROMISSORY NOTE

$[ ]	New York, New York
[ ], 20[ ]

FOR VALUE RECEIVED, REALPHA ACQUISITIONS CHURCHILL, LLC, a Delaware limited liability company, having its principal place of business at c/o Manager of ReAlpha Acquisitions Churchill, LLC, ReAlpha Asset Management, Inc., 6615 Longshore Loop, Suite 100, Dublin, Ohio 43017 (“Borrower”), hereby unconditionally promises to pay to the order of CHURCHILL FUNDING I LLC, a Delaware limited liability company, having an address at 450 West 14th Street, New York, New York 10014 (together with its successors and assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of $[      ] or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (as the same may be further amended, supplemented, restated, replaced or otherwise modified from time to time, this “Note”) at the Note Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, modified, restated, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

I.	ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

II.	ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due (subject to any grace period provided in the Loan Agreement or herein) or if not paid on the Maturity Date or on the happening of any other Event of Default.

III.	ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note, the Security Instrument and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

IV.	ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

V.	ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

VI.	ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive valuation, appraisement, presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and nonpayment and all other notices of any kind, except for notices expressly required by the Loan Agreement, delays in collection or enforcement of this Note and the benefit of all applicable law affording any right or redemption or cure. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. Borrower acknowledges that this Note and Borrower’s obligations under this Note are and shall at all times continue to be personal, absolute and unconditional in all respects. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement or any other Loan Document.

VII.	ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: GOVERNING LAW

(A) EXCEPT AS OTHERWISE PROVIDED HEREIN, THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

NOTWITHSTANDING THE FOREGOING CHOICE OF LAW:

(i) THE PROVISIONS OF THIS NOTE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS GRANTED HEREIN (INCLUDING, WITHOUT LIMITATION, THE PROCEDURES GOVERNING THE ENFORCEMENT BY LENDER OF THE FORECLOSURE AND OTHER REMEDIES AGAINST BORROWER UNDER THE SECURITY INSTRUMENT AND UNDER THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY OR OTHER ASSETS SITUATED IN THE STATE OF [      ], INCLUDING BY WAY OF ILLUSTRATION, BUT NOT IN LIMITATION, ACTIONS FOR FORECLOSURE, FOR INJUNCTIVE RELIEF OR FOR THE APPOINTMENT OF A RECEIVER) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF [      ];

(ii) LENDER SHALL COMPLY WITH APPLICABLE LAW IN THE STATE OF [      ] TO THE EXTENT REQUIRED BY THE LAW OF SUCH JURISDICTION IN CONNECTION WITH THE FORECLOSURE OF THE SECURITY INTERESTS AND LIENS CREATED UNDER THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY OR OTHER ASSETS SITUATED IN THE STATE OF [      ]; AND

(iii) PROVISIONS OF FEDERAL LAW AND THE LAW OF THE STATE OF [      ] SHALL APPLY IN DEFINING THE TERMS HAZARDOUS MATERIALS AND ENVIRONMENTAL LAWS APPLICABLE TO THE PROPERTY.

NOTHING CONTAINED HEREIN OR ANY OTHER PROVISIONS OF THE SECURITY INSTRUMENT OR OTHER LOAN DOCUMENTS SHALL BE CONSTRUED TO PROVIDE THAT THE SUBSTANTIVE LAWS OF THE STATE OF [ ] SHALL APPLY TO ANY PARTIES, RIGHTS AND OBLIGATIONS UNDER THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, WHICH, EXCEPT AS EXPRESSLY PROVIDED IN CLAUSES (i), (ii) AND (iii) ABOVE, ARE AND SHALL CONTINUE TO BE GOVERNED BY THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK. IN ADDITION, THE FACT THAT PORTIONS OF THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY INCLUDE PROVISIONS DRAFTED TO CONFORM TO THE LAW OF THE STATE OF [      ] IT IS NOT INTENDED, NOR SHALL IT BE DEEMED, IN ANY WAY, TO DEROGATE THE PARTIES CHOICE OF LAW AS SET FORTH OR REFERRED TO IN THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS. THE PARTIES FURTHER AGREE THAT LENDER MAY ENFORCE ITS RIGHTS UNDER THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS INCLUDING, BUT NOT LIMITED TO, ITS RIGHTS TO SUE BORROWER OR TO COLLECT ANY OUTSTANDING DEBT IN ACCORDANCE WITH APPLICABLE LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY, COUNTY AND STATE OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

ARTICLE 9: LIABILITY

Except as otherwise provided in the Loan Agreement or any Guaranty, this Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns. If any payment under this Note is not made when due, Borrower agrees to pay all costs of collection when incurred, including reasonable attorneys’ fees, which costs shall be added to the amount due under this Note and shall be receivable therewith.

VIII.	ARTICLE 10: TIME OF THE ESSENCE

TIME IS OF THE ESSENCE with regard to Borrower’s performance of all the terms, covenants and conditions of this Note.

IX.	ARTICLE 11: AUTHORITY

Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note and that the Debt hereunder constitutes a valid and binding obligation of Borrower.

X.	ARTICLE 12: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

XI.	ARTICLE 13: WAIVER OF JURY TRIAL

BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE LOAN AGREEMENT, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH, THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE, LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

XII.	ARTICLE 14: SUCCESSORS AND ASSIGNS

This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or a portion of its rights and obligations under this Note and the other Loan Documents to any Person. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Note without the prior written consent of Lender, and any attempted assignment, delegation or transfer without such consent shall be null and void.

XIII.	ARTICLE 15: JOINT AND SEVERAL LIABILITY

If more than one Person has executed this Note as “Borrower,” the obligations of all such Persons hereunder shall be joint and several.

XIV.	ARTICLE 16: REGISTER

This Note shall be maintained in registered form (as defined in the Code) as to both principal and interest, and any sale, transfer or assignment of this Note by Lender or sale, transfer or assignment of the right to the principal of, and interest on, this Note by Lender may be effectuated only by methods permitted by provisions of the Code governing the portfolio interest exemption. Ownership of an interest in this Note shall be reflected in a book entry system that Borrower (or an agent appointed for such purpose) hereby undertakes to maintain. In addition to the foregoing, Borrower hereby agrees to provide to Lender such additional information or documentation as Lender may reasonably require, and to take further necessary actions, to establish Lender’s entitlement to the portfolio interest exemption under the Code.

XV.	ARTICLE 17: EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note and shall have the same force and effect as if fully set forth herein.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

REALPHA ACQUISITIONS CHURCHILL, LLC

BY: MANAGER, REALPHA ASSET MANAGEMENT, INC.

By:
Name:	Michael Logozzo
Title:	Chief Financial Officer and Director of Operations

-Signature Page to Promissory Note-